                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        TRUST CLASS
                        NO LOAD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:  T  =    TOTAL RETURN

        ERV  =  REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P  =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:  ( 07/15/88 TO 11/30/95 ):
                    (  1,843.0 /1,000) - 1 =    84.30%
  YEAR TO DATE:     ( 12/31/94 TO 11/30/95 ):
                    (  1,158.7 /1,000) - 1 =    15.87%
  QUARTERLY:        ( 08/31/95 TO 11/30/95 ):
                    (  1,037.5 /1,000) - 1 =     3.75%
  MONTHLY:          ( 10/31/95 TO 11/30/95 ):
                    (  1,016.0 /1,000) - 1 =     1.60%

                              THE ARCH FUND, INC.
                              EXHIBIT 16
                              TOTAL RETURN
                              INVESTOR B SHARES
                              NO CDSC CALCULATIONS
                              MISSOURI TAX-EXEMPT BOND FUND

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:    T =   TOTAL RETURN

          ERV = REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:  ( 07/15/88 TO 11/30/95 ):
                    (  1,800.7 /1,000) - 1 =        80.07%
  YEAR TO DATE:     ( 12/31/94 TO 11/30/95 ):
                    (  1,148.8 /1,000) - 1 =        14.88%
  QUARTERLY:        ( 08/31/95 TO 11/30/95 ):
                    (  1,035.0 /1,000) - 1 =         3.50%
  MONTHLY:          ( 10/31/95 TO 11/30/95 )
                    (  1,015.1 /1,000) - 1 =         1.51%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR B SHARES
                         CDSC LOAD CALCULATIONS
                         MISSOURI TAX-EXEMPT BOND FUND


AGGREGATE TOTAL RETURN


T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

WITH CDSC OF:                   0.00%
-------------------------------------
  SINCE INCEPTION:      ( 07/15/88 TO  11/30/95 ):
                        (  1,800.7 /1,000 - 1 =         80.07%

WITH CDSC OF:                   5.00%
-------------------------------------
  YEAR TO DATE:         ( 12/31/94 TO  11/30/95 ):
                        (  1,098.8 /1,000 - 1 =          9.88%
  QUARTERLY:            ( 08/31/95 TO  11/30/95 ):
                        (    985.0 /1,000 - 1 =         -1.50%
  MONTHLY               ( 10/31/95 TO  11/30/95 ):
                        (    965.1 /1,000 - 1 =         -3.49%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR A SHARES
                         NO LOAD CALCULATIONS
                         MISSOURI TAX-EXEMPT BOND FUND

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 0.00%
-------------------------

T =(ERV/P) - 1

WHERE:         T =   TOTAL RETURN

               ERV =   REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

               P=      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 07/15/88 TO 11/30/95 ):
                   (  1,822.1 /1,000) - 1 =       82.21%
  YEAR TO DATE:    ( 12/31/94 TO 11/30/95 ):
                   (  1,156.8 /1,000) - 1 =       15.68%
  QUARTERLY:       ( 08/31/95 TO 11/30/95 ):
                   (  1,036.1 /1,000) - 1 =        3.61%
  MONTHLY:         ( 10/31/95 TO 11/30/95 ):
                   (  1,015.8 /1,000) - 1 =        1.58%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR A SHARES
                         LOAD CALCULATIONS
                         MISSOURI TAX-EXEMPT BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:        4.50%
--------------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

 SINCE INCEPTION:       (   07/15/88 TO 11/30/95   ):
                        (    1,740.3 /1,000) - 1 =         74.03%
 YEAR TO DATE:          (   12/31/94 TO 11/30/95   ):
                        (    1,104.6 /1,000) - 1 =         10.46%
 QUARTERLY:             (   08/31/95 TO 11/30/95   ):
                        (      989.5 /1,000) - 1 =         -1.05%
 MONTHLY:               (   10/31/95 TO 11/30/95   ):
                        (      969.8 /1,000) - 1 =         -3.02%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TRUST SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITH WAIVERS



                                                     (a-b)
30-Day S.E.C. Yield Equation     =     2 *([(     -----------     +1)(6)]-1) =
                                                     (cd)

WHERE   a  =  Dividends and interest earned during the period

        b  =  Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period

WITHOUT 0.00% LOAD:

                            (    206,320.00 -  30,099.86 )
                    2 * ([( ------------------------------ + 1)(6)]-1) = 4.48%
                            ( 4,053,706.700 *      11.74 )

       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TRUST SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITHOUT WAIVERS
                                                      (a-b)
30-Day S.E.C. Yield Equation      =   2*([(      --------------- +1)(6)]-1) =
                                                       (cd)

WHERE  a =   Dividends and interest earned during the period

       b =   Expenses accrued for the period (gross)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The maximum offering price (NAV for No Load) per share on the last day of the period

WITHOUT 0.00% LOAD:

                          (       206,320.00 -  34,110.58 )
                    2*([( --------------------------------- +1)(6)]-1) = 4.38%
                          (    4,053,706.700 *      11.74 )

       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        INVESTOR A SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITH WAIVERS


                                                   (a-b)
30-Day S.E.C. Yield Equation     =     2*([(   -------------   +1)(6)]-1) =
                                                   (cd)

WHERE   a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


   WITH 4.50% LOAD:

                          (      107,579.44 -   19,741.29)
                   2 *([( -------------------------------- +1)(6)]-1) =   4.09%
                          (   2,113,535.300 *       12.29)

   WITHOUT 4.50% LOAD:

                          (      107,579.44 -   19,741.29)
                   2 *([( -------------------------------- +1)(6)]-1) =   4.29%
                          (   2,113,535.300 *       11.74)

       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        INVESTOR A SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITHOUT WAIVERS


                                                    (a-b)
30-Day S.E.C. Yield Equation     =     2 *([(  ---------------  +1(6)]-1) =
                                                     (cd)

WHERE   a  =  Dividends and interest earned during the period

        b  =  Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period

     WITH 4.50% LOAD:

                           (     107,579.44 - 21,832.58  )
                    2 *([( ------------------------------- +1)(6)]-1) = 3.99%
                           (  2,113,535.300 *     12.29  )

  WITHOUT 4.50% LOAD:

                           (     107,579.44 - 21,832.58  )
                    2 *([( ------------------------------- +1)(6)]-1) = 41.8%
                           (  2,113,535.300 *     11.74  )


       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        INVESTOR B SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITH WAIVERS

                                                    (a-b)
30-Day S.E.C. Yield Equation    =   2*([(       ------------- +1)(6)]-1) =
                                                    (cd)


WHERE   a =     Dividends and interest earned during the period

        b =     Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period



WITHOUT  0.00% LOAD:
                                (  1,842.89 - 614.96 )
                        2 *([(  ----------------------- +1(6)]-1) = 3.49%
                                ( 36,203.985*  11.74 )

       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        INVESTOR B SHARES
                        30-DAY S.E.C. YIELD CALCULATIONS
                        MISSOURI TAX-EXEMPT BOND
                        WITHOUT WAIVERS

                                                    (a-b)
30-Day S.E.C. Yield Equation     =     2 *([(  ---------------  +1(6)]-1) =
                                                     (cd)

WHERE   a  =  Dividends and interest earned during the period

        b  =  Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period

     WITH 0.00% LOAD:

                           (    1,842.89 - 650.78  )
                    2 *([( ------------------------- +1)(6)]-1) = 3.39%
                           (  36,203.985 *  11.74  )


       The performance was computed based on the thirty day period ending
                               November 30, 1995.

                              THE ARCH FUND, INC.
                              TRUST SHARES
                               DISTRIBUTION RATES
                                   EXHIBIT 16

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE=   D/P
WHERE:           D=  Distributions per share over a 12 month period
                     (income and capital gain distributions)
                 P=  Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO  11/30/93 )
    MISSOURI TAX-EXEMPT BOND                             0.5729 / 11.74 =  4.88%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE=   D/P
WHERE:           D=  Distributions per share over a 12 month period
                     (income distributions only)
                 P=  Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO  11/30/93 )
    MISSOURI TAX-EXEMPT BOND                             0.5648 / 11.74 =  4.81%

                              THE ARCH FUND, INC.
                                INVESTOR SHARES
                               DISTRIBUTION RATES
                                   EXHIBIT 16

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE =    D/P
WHERE:           D =   Distributions per share over a 12 month period
                       (income and capital gain distributions)
                 P =   Maximum offering price at end of 12 month period

EXAMPLES ( 12/01/94 TO 11/30/95 )
LOAD =        4.50%
      MISSOURI TAX-EXEMPT BOND                            0.5517 / 12.29 = 4.49%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE =    D/P
WHERE:           D =   Distributions per share over a 12 month period
                       (income distributions only)
                 P =   Maximum offering price at end of 12 month period

EXAMPLES ( 12/01/94 TO 11/30/95 )
      MISSOURI TAX-EXEMPT BOND                            0.5436 / 12.29 = 4.42%

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE =    D/P
WHERE:           D =   Distributions per share over a 12 month period
                       (income and capital gain distributions)
                 P =   Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/94 TO 11/30/95 )
      MISSOURI TAX-EXEMPT BOND                            0.5517 / 11.74 = 4.70%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE =    D/P
WHERE:           D =   Distributions per share over a 12 month period
                       (income distributions only)
                 P =   Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/94 TO 11/30/95 )
      MISSOURI TAX-EXEMPT BOND                            0.5436 / 11.74 = 4.63%

                              THE ARCH FUND, INC.
                               INVESTOR B SHARES
                               DISTRIBUTION RATES
                                   EXHIBIT 16

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE =     D/P
WHERE:          D =     Distributions per share over a 12 month period
                        (income and capital gain distributions)
                P =     Net Asset Value at end of 12 month period

EXAMPLES (  12/01/92 TO 11/30/93  )
        MISSOURI TAX-EXEMPT BOND                0.4724 / 11.74 = 4.02%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE =     D/P
WHERE:          D =     Distributions per share over a 12 month period
                        (income distributions only)
                P =     Net Asset Value at end of 12 month period

EXAMPLES (  12/01/92 TO 11/30/93  )
        MISSOURI TAX-EXEMPT BOND                0.4634 / 11.74 = 3.96%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        TRUST SHARES
                        MONEY MARKET FUNDS
                        TAX-EXEMPT MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)(1)/N - 1

WHERE:  T    =  TOTAL RETURN

        ERV  =  REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P    =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

        N    =  NUMBER OF YEARS

EXAMPLE: *

  SINCE INCEPTION:  ( 09/28/90 TO 11/30/95 ):
                    (  1,151.9 /1000((1)/(    1890 /365))-1)  =  2.77%
  ONE YEAR:         ( 11/30/94 TO 11/30/95 ):
                    (  1,032.5 /1000((1)/(     365 /365))-1)  =  3.25%
  TWO YEAR:         ( 11/30/93 TO 11/30/95 ):
                    (  1,055.6 /1000((1)/(     730 /365))-1)  =  2.74%
  THREE YEAR:       ( 11/30/92 TO 11/30/95 ):
                    (  1,076.8 /1000((1)/(    1095 /365))-1)  =  2.50%
  FOUR YEAR:        ( 11/30/91 TO 11/30/95 ):
                    (  1,105.3 /1000((1)/(    1461 /365))-1)  =  2.53%
  FIVE YEAR:        ( 11/30/90 TO 11/30/95 ):
                    (  1,151.9 /1000((1)/(    1825 /365))-1)  =  2.87%

* Dividend history begins 1/1/88; data not available from previous administrator.

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:  T    =  TOTAL RETURN

        ERV  =  REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P    =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:     ( 12/31/94  TO 11/30/95 ):
                    (  1,029.5 /1,000) - 1  =          2.95%

  QUARTERLY:        ( 08/31/95  TO 11/30/95 ):
                    (  1,007.9 /1,000) - 1  =          0.79%

  MONTHLY:          ( 10/31/95  TO 11/30/95 ):
                    (  1,002.6 /1,000) - 1  =          0.26%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        INVESTOR A SHARES
                        MONEY MARKET FUNDS
                        TAX-EXEMPT MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P)(1)/N - 1

WHERE:  T    =  TOTAL RETURN

        ERV  =  REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P    =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

        N    =  NUMBER OF YEARS

EXAMPLE: *

  ONE YEAR:         ( 11/30/94 to 11/30/95 ):
                    (  1,030.2 /1000((1)/(     365 /365))-1)  =  3.02%
  TWO YEAR:         ( 11/30/93 to 11/30/95 ):
                    (  1,050.8 /1000((1)/(     730 /365))-1)  =  2.51%
  THREE YEAR:       ( 11/30/92 to 11/30/95 ):
                    (  1,069.1 /1000((1)/(    1095 /365))-1)  =  2.25%
  FOUR YEAR:        ( 11/30/91 to 11/30/95 ):
                    (  1,094.5 /1000((1)/(    1461 /365))-1)  =  2.28%
  FIVE YEAR:        ( 11/30/90 to 11/30/95 ):
                    (  1,137.4 /1000((1)/(    1825 /365))-1)  =  2.61%

* Dividend history begins 1/1/88; data not available from previous administrator.

AGGREGATE TOTAL RETURN
----------------------

T = (ERV/P) - 1

WHERE:  T    =  TOTAL RETURN

        ERV  =  REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

        P    =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:     ( 12/31/94  TO 11/30/95 ):
                    (  1,027.3 /1,000) - 1   =          2.73%

  QUARTERLY:        ( 08/31/95  TO 11/30/95 ):
                    (  1,007.3 /1,000) - 1   =          0.73%

  MONTHLY:          ( 10/31/95  TO 11/30/95 ):
                    (  1,002.4 /1,000) - 1   =          0.24%

                           THE ARCH FUND, INC.
                           EXHIBIT 16
                           TRUST SHARES
                           YIELD COMPUTATION SCHEDULE
                           TAX-EXEMPT MONEY MARKET


                                                7 DAY YIELD CALCULATION   30 DAY YIELD CALCULATION
                                                -----------------------   ------------------------
Base period                                               7 Days                  30 Days
Beginning Account Balance - 1 share at $1.00            1.000000000             1.000000000
                                                        -----------             -----------
Dividend Declaration

        NOVEMBER  1                                                             0.000084301
        NOVEMBER  2                                                             0.000084721
        NOVEMBER  3                                                             0.000085567
        NOVEMBER  4                                                             0.000085567
        NOVEMBER  5                                                             0.000085567
        NOVEMBER  6                                                             0.000083035
        NOVEMBER  7                                                             0.000085846
        NOVEMBER  8                                                             0.000086425
        NOVEMBER  9                                                             0.000087650
        NOVEMBER 10                                                             0.000088409
        NOVEMBER 11                                                             0.000088409
        NOVEMBER 12                                                             0.000088409
        NOVEMBER 13                                                             0.000087627
        NOVEMBER 14                                                             0.000087835
        NOVEMBER 15                                                             0.000088032
        NOVEMBER 16                                                             0.000088265
        NOVEMBER 17                                                             0.000088080
        NOVEMBER 18                                                             0.000088080
        NOVEMBER 19                                                             0.000088080
        NOVEMBER 20                                                             0.000087260
        NOVEMBER 21                                                             0.000086365
        NOVEMBER 22                                                             0.000084901
        NOVEMBER 23                                                             0.000084901
        NOVEMBER 24                                     0.000089038             0.000089038
        NOVEMBER 25                                     0.000089038             0.000089038
        NOVEMBER 26                                     0.000089038             0.000089038
        NOVEMBER 27                                     0.000088542             0.000088542
        NOVEMBER 28                                     0.000088091             0.000088091
        NOVEMBER 29                                     0.000086129             0.000086129
        NOVEMBER 30                                     0.000085457             0.000085457

Less: Deductions from Shareholders Accounts             0.000000000             0.000000000
                                                        -----------             -----------
Base period return                                      0.000615333             0.002608662
                                                        -----------             -----------
Ending Account Balance                                  1.000615333             1.002608662
Less: Beginning Account Balance                         1.000000000             1.000000000
                                                        -----------             -----------
Difference                                              0.000615333             0.002608662

Base Period Return
   (Difference/Beginning Account Balance)               0.000615333             0.002608662

Yield Quotation
   (Base Period Return * 365/Base Period)                     3.21%                   3.17%

Effective Yield Quotation
   [(Base Period Return + 1)(365)/Base Period] - 1            3.26%                   3.22%




The quotations were computed based on the seven and thirty days ending November 30, 1995.

                           THE ARCH FUND, INC.
                           EXHIBIT 16
                           INVESTOR A SHARES
                           YIELD COMPUTATION SCHEDULE
                           TAX-EXEMPT MONEY MARKET


                                                    7 DAY YIELD CALCULATION    30 DAY YIELD CALCULATION
                                                    -----------------------    ------------------------
Base period                                                       7 DAYS                      30 DAYS
Beginning Account Balance - 1 share at $1.00                    1.000000000                 1.000000000
                                                                -----------                 -----------
Dividend Declaration
  NOVEMBER  1                                                                               0.000077727
  NOVEMBER  2                                                                               0.000078146
  NOVEMBER  3                                                                               0.000078990
  NOVEMBER  4                                                                               0.000078990
  NOVEMBER  5                                                                               0.000078990
  NOVEMBER  6                                                                               0.000076459
  NOVEMBER  7                                                                               0.000079269
  NOVEMBER  8                                                                               0.000079850
  NOVEMBER  9                                                                               0.000081075
  NOVEMBER 10                                                                               0.000081833
  NOVEMBER 11                                                                               0.000081833
  NOVEMBER 12                                                                               0.000081833
  NOVEMBER 13                                                                               0.000081052
  NOVEMBER 14                                                                               0.000081261
  NOVEMBER 15                                                                               0.000081457
  NOVEMBER 16                                                                               0.000081689
  NOVEMBER 17                                                                               0.000081505
  NOVEMBER 18                                                                               0.000081505
  NOVEMBER 19                                                                               0.000081505
  NOVEMBER 20                                                                               0.000080683
  NOVEMBER 21                                                                               0.000079789
  NOVEMBER 22                                                                               0.000078326
  NOVEMBER 23                                                                               0.000078326
  NOVEMBER 24                                                   0.000082464                 0.000082464
  NOVEMBER 25                                                   0.000082464                 0.000082464
  NOVEMBER 26                                                   0.000082464                 0.000082464
  NOVEMBER 27                                                   0.000081966                 0.000081966
  NOVEMBER 28                                                   0.000081516                 0.000081516
  NOVEMBER 29                                                   0.000079554                 0.000079554
  NOVEMBER 30                                                   0.000078879                 0.000078879

Less: Deductions from Shareholders Accounts                     0.000000000                 0.000000000
                                                                -----------                 -----------
Base period return                                              0.000569305                 0.002411396
                                                                -----------                 -----------
Ending Account Balance                                          1.000569305                 1.002411396
Less: Beginning Account Balance                                 1.000000000                 1.000000000
                                                                -----------                 -----------
Difference                                                      0.000569305                 0.002411396

Base Period Return
  (Difference/Beginning Account Balance)                        0.000569305                 0.002411396

Yield Quotation
  (Base Period Return *365/Base Period)                               2.97%                       2.93%

Effective Yield Quotation
  [(Base Period Return + 1)(365)/Base Period] - 1                     3.01%                       2.97%


The quotations were computed based on the seven and thirty days ending November 30, 1995.